                              NATIONS FUNDS TRUST
                         NATIONS SEPARATE ACCOUNT TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                               November 13, 2003

DEAR SHAREHOLDER:

     We are pleased to invite you to special meetings of shareholders of Nations Capital Growth Fund and Nations (Annuity) Capital Growth Portfolio ("Funds"). The meetings will be held jointly at 10:00 a.m., Eastern time, on January 16, 2004 at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. At the meetings, you will be asked to approve a reorganization ("Reorganization") of your Fund into a corresponding acquiring mutual fund (an "Acquiring Fund") in the Nations Funds family, as shown below:

                                              You Would Receive Shares of this Acquiring Fund
If You Own Shares in this Fund                in the Reorganization
------------------------------                -----------------------------------------------
Nations Capital Growth Fund              --   Nations Marsico Growth Fund
  Primary A Shares                              Primary A Shares
  Investor A Shares                             Investor A Shares
  Investor B Shares                             Investor B Shares
  Investor C Shares                             Investor C Shares
Nations (Annuity) Capital Growth         --   Nations (Annuity) Marsico Growth Portfolio
  Portfolio

     Management and the Boards of Trustees believe that each Reorganization offers Fund shareholders the opportunity to invest in an Acquiring Fund with better long-term viability, the potential for superior long-term performance and an improved risk-reward profile (that is, a fund with less performance volatility). In addition, the features and services that are available to you today will continue to be available to you as an Acquiring Fund shareholder after the Reorganization.

     However, in connection with their approval of the Reorganizations, the Boards of Trustees have changed the Funds' investment objectives, principal investment strategies and adviser/sub-adviser structures to align them with those of the Acquiring Funds. Prior to these changes, your Fund had a single investment adviser -- Banc of America Capital Management, LLC ("BACAP"). Each Acquiring Fund has both a primary investment adviser (BACAP) and an investment sub-adviser -- Marsico Capital Management, LLC ("Marsico Capital"). Marsico Capital and BACAP follow different approaches to investing, as described in the accompanying combined Proxy Statement/Prospectus. In addition, the Acquiring Funds charge a higher investment advisory fee than the Funds. Accordingly, after the Reorganization of your Fund, we expect that you'll pay higher fund fees. Nevertheless, both management and the Boards of Trustees believe that this increase in fees is outweighed by the potential benefits that the Acquiring Funds offer.

     THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION OF YOUR FUND.

     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund will be reorganized into its Acquiring Fund on or about January 23, 2004, when Fund shares will be exchanged for shares of the same class of shares of the Acquiring Fund of equal dollar value. It is expected that the exchange of shares in each Reorganization should be tax-free for U.S. federal income tax purposes.

     The formal Notice of Special Meetings, Combined Proxy Statement/Prospectus and Proxy Ballot are enclosed. The Reorganizations and the reasons for the unanimous recommendation of the Boards of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above. We look forward to your attendance at the meeting or to receiving your Proxy Ballot so that your shares may be voted at the meeting.

                                            Sincerely,

                                            EDWARD D. BEDARD
                                            President (interim) and Chief
                                            Executive Officer
                                            (interim) of Nations Funds Trust and
                                            Nations Separate Account Trust

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY
As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your ballot at your convenience, 24 hours a day. After reviewing the enclosed Combined Proxy Statement/Prospectus ("Proxy/Prospectus") select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

VOTE ON-LINE                                     VOTE BY TOLL-FREE PHONE CALL
1.   Read the enclosed Proxy/Prospectus and      1.   Read the enclosed Proxy/Prospectus and
     have your Proxy Ballot* at hand.                 have your Proxy Ballot* at hand.
2.   Go to the Web site printed on your          2.   Call the toll-free number on your
     proxy ballot                                     Proxy Ballot.
3.   Enter the Control Number found on your      3.   Enter the Control Number found on your
     Proxy Ballot.                                    Proxy Ballot.
4.   Submit your proxy using the                 4.   Submit your proxy using the
     easy-to-follow instructions.                     easy-to-follow instructions.

* DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET OR
  TELEPHONE.

                              NATIONS FUNDS TRUST
                         NATIONS SEPARATE ACCOUNT TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         To Be Held on January 16, 2004

SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings of shareholders of Nations Capital Growth Fund and Nations (Annuity) Capital Growth Portfolio will be held jointly at 10:00 a.m., Eastern time, on January 16, 2004 at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A proposed agreement and plan of reorganization that provides for the reorganization of Nations Capital Growth Fund and Nations (Annuity) Capital Growth Portfolio into Nations Marsico Growth Fund and Nations (Annuity) Marsico Growth Portfolio, respectively.

     ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

     Item 1 is described in the attached Combined Proxy Statement/Prospectus.

     THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on November 3, 2003 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUNDS TRUST AND NATIONS SEPARATE ACCOUNT TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXY: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER SHOWN ON THEIR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE PRINTED ON THE PROXY BALLOT. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS TRUST OR NATIONS SEPARATE ACCOUNT TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                                            By Order of the Boards of Trustees,

                                            ROBERT B. CARROLL
                                            Secretary of Nations Funds Trust and
                                            Nations Separate Account Trust

November 13, 2003

                      COMBINED PROXY STATEMENT/PROSPECTUS
                            Dated November 13, 2003

                              NATIONS FUNDS TRUST
                         NATIONS SEPARATE ACCOUNT TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

     FOR EASE OF READING, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS PROXY/PROSPECTUS HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS PROXY/PROSPECTUS IN APPENDIX A. A shareholder may find it helpful to review the terms and names in Appendix A before reading this Proxy/Prospectus.

     This Proxy/Prospectus, which should be retained for future reference, sets forth concisely information about the proposed Reorganizations, and information about each Acquiring Fund that a shareholder should know before deciding how to vote. It is both a proxy statement for the Meetings and a prospectus offering shares in each Acquiring Fund. It is expected that this Proxy/Prospectus will be mailed to shareholders on or about November 21, 2003.

     Additional information about each Fund and its Acquiring Fund is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. The information contained in the prospectuses for each Fund and Acquiring Fund is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. In addition, a copy of the appropriate Acquiring Fund prospectus also accompanies this Proxy/Prospectus. Nations Capital Growth Fund's prospectus and annual report to shareholders for the fiscal year ended March 31, 2003 previously have been mailed to shareholders. Nations (Annuity) Capital Growth Portfolio's prospectus, annual report for the fiscal year ended December 31, 2002 and semi-annual report for the fiscal period ended June 30, 2003 previously have been mailed to shareholders. The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated November 13, 2003. Additional copies of any of these documents are available without charge by writing to the address given above or by calling (800) 321-7854. These documents also are available on the SEC's website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Meetings have been called to consider the Reorganization Agreement dated as of November 13, 2003 that provides for the Reorganization of each Fund into its respective Acquiring Fund.

  SPECIAL NOTE ABOUT THE PRESENTATION OF INFORMATION IN THIS PROXY/PROSPECTUS

     This Proxy/Prospectus relates to both retail funds (i.e., Nations Capital Growth Fund and Nations Marsico Growth Fund) and annuity funds (i.e., Nations Capital Growth Portfolio and Nations Marsico Growth Portfolio). Because of the similarity of name between the retail funds and the annuity funds, we refer to the annuity funds throughout this Proxy/Prospectus as Nations (Annuity) Capital Growth Portfolio and Nations (Annuity) Marsico Growth Portfolio.

     This Proxy/Prospectus presents material about the retail funds first and then follows with the presentation of material about the annuity funds. And in light of the similarity of names of the retail and annuity funds, when considering the information in this Proxy/Prospectus, shareholders are reminded to make sure that they are reviewing information for their Fund and its corresponding Acquiring Fund.

         SPECIAL NOTE FOR NATIONS CAPITAL GROWTH FUND SHAREHOLDERS ONLY

     Nations Marsico Growth Fund, which is the Acquiring Fund of Nations Capital Growth Fund, is a "feeder" fund in a master/feeder structure where Nations Marsico Growth Master Portfolio of Nations Master Investment Trust serves as the "master" portfolio (the "Master Portfolio"). Because the assets of the Acquiring Fund are invested in the Master Portfolio, investment advisory and sub-advisory services are provided at the Master Portfolio level. In order to avoid confusion of terms, throughout this Proxy Statement the term Acquiring Fund or Nations Marsico Growth Fund should also be considered to refer to Nations Marsico Growth Master Portfolio, where the context requires.

                               TABLE OF CONTENTS

                                                              Page No.
                                                              --------
SUMMARY.....................................................      4
     Overview of Fees.......................................      4
     Overview of the Reorganization Agreement...............      4
     Overview of Investment Objectives and Principal
      Investment Strategies.................................      4
     Overview of Service Providers..........................      5
     Overview of Purchase, Redemption, Distribution,
      Exchange and Other Policies and Procedures............      5
     Overview of U.S. Federal Income Tax Consequences.......      6
     Principal Risk Factors.................................      6

THE REORGANIZATIONS.........................................      7
     Description of the Reorganization Agreement............      7
     Board Consideration....................................      7
     Benefits of, and Reasons for, the Reorganization.......      8
     Comparison of Investment Management, Investment
      Objectives and Principal Investment Strategies........      9
     Comparison of Performance..............................     13
     Comparison of Fundamental Investment Policies..........     18
     Comparison of Forms of Business Organization...........     18
     Comparison of Advisory and Other Service Arrangements
      and Fees..............................................     18
     Comparison of Purchase, Redemption, Distribution and
      Exchange Policies and Other Shareholder Transactions
      and Services..........................................     19
     Material U.S. Federal Income Tax Consequences..........     19
     Capitalization.........................................     22

VOTING MATTERS..............................................     23
     General Information....................................     23
     Quorum.................................................     23
     Shareholder Approval...................................     24
     Principal Shareholders.................................     24
     Annual Meetings and Shareholder Meetings...............     25

ADDITIONAL INFORMATION ABOUT THE TRUSTS.....................     25
     Financial Statements...................................     25
     Legal Proceedings......................................     26
     Other Business.........................................     30
     Shareholder Inquiries..................................     30

APPENDICES

A -- GLOSSARY...............................................    A-1

B -- EXPENSE SUMMARIES OF THE FUNDS AND ACQUIRING FUNDS.....    B-1

C -- MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUNDS'
     PERFORMANCE............................................    C-1

                                    SUMMARY

     The following is an overview of certain information relating to the proposed Reorganizations. More complete information is contained throughout the Proxy/Prospectus and its Appendices.

OVERVIEW OF FEES

     The following table shows: (i) the current total operating expense ratios of the Funds; and (ii) the pro forma total operating expense ratios of the Acquiring Funds. The table shows that the pro forma total operating expense ratios of the Acquiring Funds after the Reorganizations are expected to be higher than they are for the Funds. All expense ratios shown are annualized. Pro forma total operating expense ratios are based on the fee arrangements that will be in place upon consummation of the Reorganizations. In addition, the operating expense ratios shown below for Nations Marsico Growth Fund include its portion of the fees and expenses deducted from the assets of the Nations Marsico Growth Master Portfolio. For more detailed information comparing the fees and expenses of each Fund and Acquiring Fund, see Appendix B.

                                                                                    Pro Forma
                             Total Operating        Acquiring Fund/Share Class   Total Operating
Fund/Share Class             Expense Ratios             Post-Reorganization      Expense Ratios
----------------             ---------------        --------------------------   ---------------
Nations Capital Growth Fund                    --   Nations Marsico Growth Fund
     Primary A Shares             1.03%                 Primary A Shares              1.11%
     Investor A Shares            1.28%                 Investor A Shares             1.36%
     Investor B Shares            2.03%                 Investor B Shares             2.11%
     Investor C Shares            2.03%                 Investor C Shares             2.11%
Nations (Annuity) Capital                      --   Nations (Annuity) Marsico
Growth Portfolio                  1.00%             Growth Portfolio                  1.14%

OVERVIEW OF THE REORGANIZATION AGREEMENT

     The document that governs the Reorganizations is the Reorganization Agreement. It provides for: (i) the transfer of all of the assets and liabilities of each Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of their Fund. In other words, as a result of the Reorganizations, Fund shareholders will become shareholders of the corresponding Acquiring Fund and will hold, immediately after the Reorganizations, Acquiring Fund shares of the same class and having a total dollar value equal to the total dollar value of the Fund shares that the shareholder held immediately before the Reorganizations.

     The Reorganizations are expected to occur on or about January 23, 2004. It is expected that the exchange of Fund shares for corresponding Acquiring Fund shares in the Reorganizations should be tax-free for U.S. federal income tax purposes. Fund shareholders will not pay any sales charge or sales load on the exchange. BACAP and/or its affiliates will bear the customary expenses of each Reorganization. The Funds will bear certain expenses such as brokerage commissions and other transaction charges in connection with the sale of any securities in anticipation of, or as a result of, the Reorganizations.

     For more information about the Reorganizations and the Reorganization Agreement, see "The Reorganizations -- Description of the Reorganization Agreement."

OVERVIEW OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     As described in more detail under "The Reorganizations -- Board Consideration," in approving the Reorganizations, the Boards took note that BACAP, as of September 30, 2003, planned to begin downsizing and eventually eliminate its Growth Strategies Team (which then managed the day-to-day investment operations of the Funds). Marsico Capital agreed to manage the Funds for an interim period between October 1, 2003 and such time as the Funds were reorganized (if approved by shareholders). Accordingly, and in anticipation of the Reorganizations, the Boards approved changes to the Funds' investment objectives and principal investment strategies to align them compatibly with the investment style and approach of Marsico

Capital. As a result, each Fund and its Acquiring Fund currently have identical investment objectives and principal investment strategies.

     Prior to October 1, 2003, the investment objectives and principal investment strategies of each Fund and its Acquiring Fund were generally similar -- both the Funds and Acquiring Funds generally sought growth of capital by investing in large-capitalization equity securities. However, there were important differences, particularly in the investment approach employed by the Funds' investment adviser (BACAP) and the Acquiring Funds' investment sub-adviser (Marsico Capital).

     In the case of the Funds, BACAP's Growth Strategies Team identified stocks using both an analytical process and quantitative analysis. Starting with a universe of companies with market capitalization of at least $1 billion, the Team first assessed the investment potential of companies and their industries by evaluating the growth prospects of the company's industry and the company's relative competitive position in the industry. The Team then used quantitative analysis to decide when to invest. Evaluating each company's earnings trends and stock valuations, the Team tried to determine when a company is reasonably valued. In actively managing the Funds, the Team considered the characteristics of the Russell 1000 Growth Index as a general baseline.

     In the case of the Acquiring Funds (and also the Funds currently), co-managers Thomas F. Marsico and James A. Hillary of Marsico Capital (hereinafter referred to as Marsico Capital) use an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed. Marsico Capital then employs "bottom-up" stock selection by looking for individual companies with earnings growth potential that may not be recognized by the market at large. In managing the Acquiring Funds, Marsico Capital does not limit itself to any particular capitalization range, although it primarily invests in larger capitalization companies.

     For additional information about the similarities and differences between the investment objectives and principal investment strategies and investment approach of the Funds and Acquiring Funds, see "The
Reorganizations -- Comparison of Investment Management, Investment Objectives and Principal Investment Strategies."

OVERVIEW OF SERVICE PROVIDERS

     Each Fund and Acquiring Fund currently have identical service providers.

     Prior to October 1, 2003, each Fund and Acquiring Fund had identical service providers, including BACAP as investment adviser, except that the Funds were not additionally served by an investment sub-adviser. Whereas BACAP provided the day-to-day portfolio management services for the Funds, Marsico Capital provides those services to the Acquiring Funds (as well as the Funds currently).

     Please see the chart under "The Reorganizations -- Comparison of Advisory and Other Service Arrangements and Fees," and the discussion under "The Reorganizations -- Investment Advisory and Sub-Advisory Services and Fees" for more information.

OVERVIEW OF PURCHASE, REDEMPTION, DISTRIBUTION, EXCHANGE AND OTHER POLICIES AND PROCEDURES

     Nations Capital Growth Fund and Nations Marsico Growth Fund each offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Nations (Annuity) Capital Growth Portfolio and Nations (Annuity) Marsico Growth Portfolio each offer a single, unnamed class of shares.

     The purchase, redemption, distribution, exchange and other policies and procedures of each share class of the Funds are identical to those of the same share class of the Acquiring Funds. For more information concerning these policies and procedures, see "The Reorganizations -- Comparison of Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."

OVERVIEW OF U.S. FEDERAL INCOME TAX CONSEQUENCES

     An important condition to completing each Reorganization is that the Trusts receive a tax opinion to the effect that although not free from doubt, each Reorganization should qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganizations should not be taxable for these purposes to the Funds, the Acquiring Funds or their shareholders. Holders of the Portfolio's shares through variable annuity and life insurance contracts should not be affected by the Reorganization for U.S. federal income tax purposes.

     Sales of securities by Nations Capital Growth Fund prior to its Reorganization, or by Nations Marsico Growth Fund after the Reorganization, whether in the ordinary course of business or in connection with the Reorganization, could result in taxable distributions to Nations Capital Growth Fund shareholders. It is expected that a portion of Nations Capital Growth Fund's securities will be sold in connection with its Reorganization. It is also expected that the use of a significant portion of Nations Capital Growth Fund's realized and unrealized losses will be limited for U.S. federal income tax purposes and the benefit of such losses to Nations Capital Growth Fund shareholders will be diminished as a result of the Reorganization.

     See "The Reorganizations -- Material U.S. Federal Income Tax Consequences" for additional information.

PRINCIPAL RISK FACTORS

     The following principal investment risks are relevant to an investment in the Funds and the Acquiring Funds. The investment strategy risk, stock market risk and technology-related risk of the Funds and Acquiring Funds are the same. The foreign investment risk of the Funds and Acquiring Funds is similar but not identical. The risks and considerations relating to investing in a master portfolio are relevant only to Nations Marsico Growth Fund.

     - Investment strategy risk - Marsico Capital chooses stocks for the Funds and Acquiring Funds, respectively, that they believe have growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     - Stock market risk - The value of the stocks the Funds and the Acquiring Funds hold can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     - Technology and technology-related risk - The Funds and Acquiring Funds may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     - Foreign investment risk - The Funds and Acquiring Funds may invest up to 25% of their assets in foreign securities (Prior to October 1, 2003, the Funds could only invest up to 20% of their assets in foreign securities). Accordingly, the Funds and Acquiring Funds may be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

     - Investing in Nations Marsico Growth Master Portfolio - Nations Marsico Growth Fund, which is the Acquiring Fund of Nations Capital Growth Fund, is a "feeder" fund in a master/feeder structure where Nations Marsico Growth Master Portfolio of Nations Master Investment Trust serves as the "master" portfolio (the "Master Portfolio"). Other mutual funds and eligible investors can buy beneficial interests in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Acquiring Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses. The Acquiring Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Acquiring Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Acquiring Fund might also have to pay brokerage, tax or other charges.

                              THE REORGANIZATIONS

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for: (i) the transfer of all of the assets and liabilities of each Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of the Fund. The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganization, such as the requirement that a good standing certificate be obtained by each party and that no stop-orders or similar regulatory barriers have been issued by the SEC. The completion of each Reorganization also is conditioned upon each Trust receiving an opinion from Morrison & Foerster LLP to the effect that, although not free from doubt, each Reorganization should qualify as a "reorganization" for U.S. federal income tax purposes.

     The Reorganization Agreement provides that either Reorganization may be abandoned at any time before Closing by a party if any condition is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by a Board, and with or without the approval of Fund shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party for the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the appropriate Board with or without the approval of shareholders).

     At Closing, all outstanding shares of each Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Acquiring Fund. The Reorganization Agreement provides that BACAP and/or its affiliates will bear the customary expenses associated with each Reorganization. The Funds will bear certain expenses such as brokerage commissions and other transaction charges in connection with the sale of any securities in anticipation of, or as a result of, the Reorganizations.

     A copy of the Reorganization Agreement is available at no charge by calling
(800) 321-7854 or writing the Trust at the address listed on the first page of the Proxy/Prospectus. A copy of the Reorganization Agreement is also available at the SEC's website (www.sec.gov).

BOARD CONSIDERATION

     In August 2003, BACAP advised the Boards that it planned, as part of personnel realignment, to begin downsizing and eventually eliminate its Growth Strategies Team, which provided day-to-day investment management services to the Funds. Partly as a result of this realignment of personnel at BACAP, Fund management proposed to the Boards, and the Boards approved, that as of October 1, 2003, Marsico Capital be appointed investment sub-adviser to the Funds and that the Funds' investment objectives and principal investment strategies be aligned with those of the Acquiring Funds so that they could be made more compatible with the current investment style and approach of Marsico Capital. Marsico Capital agreed to manage the Funds for the interim period between October 1, 2003 and such time as the Funds are reorganized (assuming shareholder approval). Shareholder approval was not needed to effect these steps. However, shareholder approval is needed to consummate the Reorganizations. If the Reorganizations are not approved by shareholders, the Boards would then consider what alternatives are available for the Funds, including whether to begin the process of liquidating the Funds in light of the viability concerns described below.

     At meetings held on August 27, 2003, the Boards considered and unanimously approved the Reorganization Agreement and recommended that Fund shareholders vote for it at the Meetings. During deliberations, the Boards (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the Reorganizations as a result both of the downsizing and eventual elimination of BACAP's Growth Strategies Team, and also as part of a continuing initiative to streamline and improve the offerings of the Nations Funds family; (2) various potential shareholder benefits of the Reorganizations and the Reorganization Agreement; (3) the current asset levels of the Funds and the combined pro forma asset levels of their corresponding Acquiring Funds; (4) the historical performance results of the Funds and their corresponding Acquiring Funds; (5) the prior investment objectives and principal investment strategies of the Funds and investment approaches employed by the BACAP Growth Strategies Team, and their relative compatibility with the investment objectives and principal investment strategies of the Acquiring Funds and investment approaches employed by Marsico Capital; (6) the historical performance volatility of the Funds (as managed by BACAP's Growth Strategies Team) compared with that of the Acquiring Funds (as managed by Marsico Capital); (7) the fact that Fund shareholders will experience no change in shareholder services; (8) the fact that the Acquiring Funds are expected to have a higher investment advisory fee and, accordingly, higher total operating expense ratios than their corresponding Funds; (9) the expected U.S. federal income tax consequences of the Reorganizations, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains; (10) the substantial overlap of common holdings (as of September 10, 2003 there was a correlation of portfolio holdings between each Fund and Acquiring Fund, representing over 67% of each Funds' assets); (11) the potential costs of repositioning Fund assets, either in anticipation of the Reorganizations or after the Reorganizations; (12) that the Funds would bear the expenses associated with the Reorganizations; and
(13) the potential benefits of the Reorganizations to other persons, including BACAP and its affiliates (e.g., the benefit of consolidating resources within BACAP and its affiliates (including Marsico Capital), and the retention by Marsico Capital of the increased portion of the investment advisory fees).

     At special telephonic meetings held on September 19, 2003, the Boards again considered the Reorganizations and concluded that each Reorganization, on balance, was in the best interest of shareholders. The Boards considered the factors enumerated in the paragraph above, evaluating them in light of the developments described under "Additional Information About the Trusts -- Legal Proceedings." The Boards also considered the new fact that the Funds would not bear the customary expenses (e.g., legal and accounting expenses) of each Reorganization, but that BACAP had agreed that either it or its affiliates would assume the customary costs of each Reorganization.

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees, including all of the non-interested Trustees, determined that participation in the Reorganizations, as contemplated by the Reorganization Agreement, was in the best interests of both the Funds and the Acquiring Funds, and that the interests of the Funds' shareholders would not be diluted as a result of the Reorganizations.

BENEFITS OF, AND REASONS FOR, THE REORGANIZATION

     Management and the Boards have proposed the Reorganizations both as result of the elimination of BACAP's Growth Strategies Team and as part of a continuing initiative to streamline and improve the offerings of the Nations Funds family. This involves seeking to offer funds that can achieve long-term viability and offer the potential for superior long-term performance and less performance volatility.

     - ACHIEVING LONG-TERM VIABILITY. The Reorganizations will combine each Fund's assets with those of its Acquiring Fund, resulting in combined portfolios that are significantly larger than the Funds. Generally, the larger a mutual fund, the better the chance that it will exist viably over the long-term. This is true because larger mutual funds have more buying power (for example, they can purchase round lots of securities and often negotiate better securities contracts) and are generally less negatively impacted by abrupt asset inflows and redemptions.

       Nations Capital Growth Fund has experienced net redemptions for nine of the last eleven years, including six years in a row (1998-2003). If the Fund were to continue to experience net redemptions, the Fund's viability could eventually come under question. The Reorganizations would allow Fund shareholders the opportunity to be invested in a combined Acquiring Fund that could offer the benefits that come with larger asset size.

     - THE POTENTIAL FOR SUPERIOR LONG-TERM PERFORMANCE AND LESS PERFORMANCE VOLATILITY. Management and the Boards believe that the net redemptions described above have been due in large part to the Funds' relative underperformance. The Acquiring Funds have outperformed their respective corresponding Funds and also the Lipper Large Cap Growth Category and the S&P 500 for every standardized performance period since their inception. Although past performance can be no guarantee of future results, past performance can help a shareholder compare the relative risks of investing in a fund and also how a particular portfolio manager's style has been implemented over a period of time.

      The Acquiring Funds also have had less volatility than the Funds -- that is to say, the Acquiring Funds have had steadier historical performance results. Management and the Boards believe that this is more in keeping with what Nations Funds family shareholders have come to expect.

          THE BOARDS UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE
                    TO APPROVE THE REORGANIZATION AGREEMENT.

COMPARISON OF INVESTMENT MANAGEMENT, INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     Each Fund and its Acquiring Fund currently have identical investment objectives and principal investment strategies.

     Prior to October 1, 2003, the investment objectives and principal investment strategies of each Fund and its Acquiring Fund were generally similar -- both the Funds and Acquiring Funds generally sought growth of capital by investing in large-capitalization equity securities. However, there were important differences, particularly in the investment approach employed by the Funds' investment adviser (BACAP) and the Acquiring Funds' investment sub-adviser (Marsico Capital), as shown below.

                              NATIONS CAPITAL GROWTH FUND               NATIONS MARSICO GROWTH FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE    The Fund seeks growth of capital by       The Acquiring Fund seeks long-term
                        investing in companies that are believed  growth of capital.
                        to have superior earnings growth
                        potential.
----------------------------------------------------------------------------------------------------------
PRINCIPAL               The Fund normally invests at least 65%    The Acquiring Fund invests all of its
INVESTMENT              of its assets in common stocks of         assets in Nations Marsico Growth Master
STRATEGIES              companies that have one or more of the    Portfolio (the Master Portfolio). The
                        following characteristics:                Master Portfolio has the same investment
                                                                  objective as the Acquiring Fund.
                          - above-average earnings growth
                            compared with the Russell 1000        The Master Portfolio invests primarily
                            Growth Index                          in equity securities of large
                                                                  capitalization companies that are
                          - established operating histories,      selected for their growth potential. It
                            strong balance sheets and             generally holds a core position of
                            favorable financial performance       between 35 and 50 securities. It may
                                                                  hold up to 25% of its assets in foreign
                          - above-average return on equity        securities.
                            compared with the Russell 1000
                            Growth Index

                        The Fund may also invest up to 20% of
                        its assets in foreign securities.

----------------------------------------------------------------------------------------------------------
APPROACH TO             The Fund may also invest in securities    The Master Portfolio may also invest in
INVESTING AND           that aren't part of its principal         securities that aren't part of its
SELLING                 investment strategies, but it won't hold  principal investment strategies, but it
                        more than 10% of its assets in any one    won't hold more than 10% of its assets
                        type of these securities. These           in any one type of these securities.
                        securities are described in the SAI.      These securities are described in the
                                                                  SAI.
                        The team identifies stocks using a
                        disciplined analytical process. Starting  Marsico Capital uses an approach that with a universe of companies with market  combines "top-down" economic analysis
                        capitalization of at least $1 billion,    with "bottom-up" stock selection. The
                        the team assesses the                     "top-down"

                              NATIONS CAPITAL GROWTH FUND               NATIONS MARSICO GROWTH FUND
                        investment potential of these companies   approach takes into consideration such
                        and their industries by evaluating:       macroeconomic factors as interest rates,
                                                                  inflation, the regulatory environment
                          - the growth prospects of the           and the global competitive landscape. In
                            company's industry                    addition, Marsico Capital also examines
                                                                  such factors as the most attractive
                          - the company's relative competitive    global investment opportunities,
                            position in the industry              industry consolidation and the
                                                                  sustainability of economic trends. As a
                        The team believes that this analysis      result of the "top-down" analysis,
                        identifies companies with favorable       Marsico Capital identifies sectors,
                        long-term growth potential, competitive   industries and companies which it
                        advantages and sensible business          believes should benefit from the overall
                        strategies. The team then uses            trends that Marsico Capital has
                        quantitative analysis to decide when to   observed.
                        invest, evaluating each company's
                        earnings trends and stock valuations,     Marsico Capital then looks for
                        among other things, to try to determine   individual companies with earnings
                        when it is reasonably valued.             growth potential that may not be
                                                                  recognized by the market at large. In
                        In actively managing the portfolio, the   determining whether a particular company
                        team considers the characteristics of     is suitable for investment, Marsico
                        the Russell 1000 Growth Index as a        Capital focuses on a number of different
                        general baseline. The index               attributes including the company's
                        characteristics evaluated by the team     specific market expertise or dominance,
                        include risk and sector diversification,  its franchise durability and pricing
                        as well as individual securities          power, solid fundamentals (e.g., a
                        holdings. The team may sell a security    strong balance sheet, improving returns
                        when its price reaches a target set by    on equity, the ability to generate free
                        the team, the company's growth prospects  cash flow, apparent use of conservative
                        are deteriorating, when the team          accounting standards and transparent
                        believes other investments are more       financial disclosure), strong and
                        attractive, or for other reasons.         ethical management, apparent commitment
                                                                  to shareholder interests and reasonable
                        The team may use various strategies,      valuations in the context of projected
                        consistent with the Fund's investment     growth rates. This is called "bottom-
                        objective, to try to reduce the amount    up" stock selection.
                        of capital gains distributed to
                        shareholders.                             As part of this fundamental, "bottom-up"
                        For example, the team:                    research, Marsico Capital may visit with
                                                                  various levels of a company's management
                          - may limit the number of buy and sell  as well as with its customers, suppliers
                            transactions it makes                 and competitors. Marsico Capital also
                                                                  prepares detailed earnings and cash flow
                          - may try to sell shares that have the  models of companies. These models permit
                            lowest tax burden on shareholders     Marsico Capital to project earnings
                                                                  growth and other important
                          - may offset capital gains by selling   characteristics under different
                            securities to realize a capital loss  scenarios. Each model is customized to follow a particular company and is
                        While the Fund may try to manage its      intended to replicate and describe a
                        capital gain distributions, it will not   company's past, present and future
                        be able to completely avoid making        performance. The models include
                        taxable distributions. These strategies   quantitative information and detailed
                        also may be affected by changes in tax    narratives that reflect updated
                        laws and regulations, or by court         interpretations of corporate data.
                        decisions.
                                                                  Marsico Capital may sell a security when
                                                                  it believes there is a deterioration in
                                                                  the company's financial situation, the
                                                                  security is overvalued, when there is a
                                                                  negative development in the company's
                                                                  competitive, regulatory or economic
                                                                  environment, or for other reasons.

                          NATIONS (ANNUITY) CAPITAL GROWTH      NATIONS (ANNUITY) MARSICO GROWTH
                                     PORTFOLIO                             PORTFOLIO
--------------------------------------------------------------------------------------------------
INVESTMENT              The Fund seeks growth of capital by   The Acquiring Fund seeks long-term
OBJECTIVE               investing in companies that are       growth of capital.
                        believed to have superior earnings
                        growth potential.
--------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT    The Fund normally invests at least    The Acquiring Fund invests primarily
STRATEGIES              65% of its assets in common stocks    in equity securities of large
                        of companies that have one or more    capitalization companies that are
                        of the following characteristics:     selected for their growth potential.
                                                              It generally holds a core position
                          - above-average earnings growth     of between 35 and 50 securities. It
                            compared with the Russell 1000    may hold up to 25% of its assets in
                            Growth Index                      foreign securities.

                          - established operating histories,
                            strong balance sheets and
                            favorable financial performance

                          - above-average return on equity
                            compared with the Russell 1000
                            Growth Index

                        The Fund may also invest up to 20%
                        of its assets in foreign securities.
--------------------------------------------------------------------------------------------------
APPROACH TO             The Fund may also invest in           The Acquiring Fund may also invest
INVESTING AND           securities that aren't part of its    in securities that aren't part of
SELLING                 principal investment strategies, but  its principal investment strategies,
                        it won't hold more than 10% of its    but it won't hold more than 10% of
                        assets in any one type of these       its assets in any one type of these
                        securities. These securities are      securities. These securities are
                        described in the SAI.                 described in the SAI.

                        The team identifies stocks using a    Marsico Capital uses an approach
                        disciplined analytical process.       that combines "top-down" economic
                        Starting with a universe of           analysis with "bottom-up" stock
                        companies with market capitalization  selection. The "top-down" approach
                        of at least $1 billion, the team      takes into consideration such
                        assesses the investment potential of  macroeconomic factors as interest these companies and their industries  rates, inflation, the regulatory by
                        evaluating:                           environment and the global
                                                              competitive landscape. In addition,
                          - the growth prospects of the       Marsico Capital also examines such
                            company's industry                factors as the most attractive
                                                              global investment opportunities,
                          - the company's relative            industry consolidation and the
                            competitive position in the       sustainability of economic trends.
                            industry                          As a result of the "top-down"
                                                              analysis, Marsico Capital identifies
                        The team believes that this analysis  sectors, industries and companies
                        identifies companies with favorable   which it believes should benefit
                        long-term growth potential,           from the overall trends that Marsico
                        competitive advantages and sensible   Capital has observed.
                        business strategies. The team then
                        uses quantitative analysis to decide  Marsico Capital then looks for
                        when to invest, evaluating each       individual companies with earnings
                        company's earnings trends and stock   growth potential that may not be
                        valuations, among other things, to    recognized by the market at large.
                        try to determine when it is           In determining whether a particular
                        reasonably valued.                    company is suitable for

                                       11

                          NATIONS (ANNUITY) CAPITAL GROWTH      NATIONS (ANNUITY) MARSICO GROWTH
                                     PORTFOLIO                             PORTFOLIO
                        In actively managing the portfolio,   investment, Marsico Capital focuses
                        the team considers the                on a number of different attributes
                        characteristics of the                including the company's specific
                        Russell 1000 Growth Index as a        market expertise or dominance, its
                        general baseline. The index           franchise durability and pricing
                        characteristics evaluated by the      power, solid fundamentals (e.g., a
                        team include risk and sector          strong balance sheet, improving
                        diversification, as well as           returns on equity, the ability to
                        individual securities holdings.       generate free cash flow, apparent use
                                                              of conservative accounting standards
                        The team may sell a security when     and transparent financial
                        its price reaches a target set by     disclosure), strong and ethical
                        the team, the company's growth        management, apparent commitment to
                        prospects are deteriorating, when     shareholder interests and reasonable
                        the team believes other investments   valuations in the context of
                        are more attractive, or for other     projected growth rates. This is
                        reasons.                              called "bottom-up" stock selection.

                                                              As part of this fundamental,
                                                              "bottom-up" research, Marsico
                                                              Capital may visit with various
                                                              levels of a company's management as
                                                              well as with its customers,
                                                              suppliers and competitors. Marsico
                                                              Capital also prepares detailed
                                                              earnings and cash flow models of
                                                              companies. These models permit
                                                              Marsico Capital to project earnings
                                                              growth and other important
                                                              characteristics under different
                                                              scenarios. Each model is customized
                                                              to follow a particular company and
                                                              is intended to replicate and
                                                              describe a company's past, present
                                                              and future performance. The models
                                                              include quantitative information and
                                                              detailed narratives that reflect
                                                              updated interpretations of corporate
                                                              data.

                                                              Marsico Capital may sell a security
                                                              when it believes there is a
                                                              deterioration in the company's
                                                              financial situation, the security is
                                                              overvalued, when there is a negative
                                                              development in the company's
                                                              competitive, regulatory or economic
                                                              environment, or for other reasons.






COMPARISON OF PERFORMANCE

     Set forth below is a comparison of the performance of the Funds with that of the Acquiring Funds:

          NATIONS CAPITAL GROWTH FUND AND NATIONS MARSICO GROWTH FUND

     The following bar chart and table show you how the Fund and Acquiring Fund have performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

NATIONS CAPITAL GROWTH FUND

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

     The bar chart shows you how the performance of the fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

   1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
   ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
           -1.55%
   7.53%            28.56%   18.29%   30.36%   29.73%   23.57%   -12.17%  -15.75%  -30.63%



           *Year-to-date return as of June 30, 2003: 12.59%

          BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

        BEST: 4TH QUARTER 1998:           28.21%
        WORST: 3RD QUARTER 2001:         -18.79%

NATIONS MARSICO GROWTH FUND

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

     The bar chart shows you how the performance of the fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%



               *Year-to-date return as of June 30, 2003: 12.45%

          BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

        BEST: 4TH QUARTER 1999:           35.19%
        WORST: 3RD QUARTER 2001:         -17.33%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

     The table shows the Fund and Acquiring Fund's Primary A Shares average annual total returns (i) before taxes, (ii) after taxes on distributions and
(iii) after taxes on distributions and sale of shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts.

     The table also shows the average annual total return before taxes for Investor A, Investor B and Investor C Shares of the Fund and Acquiring Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Primary A Shares of the Fund and Acquiring Fund.

     The table also compares the returns of the Fund for each period with the Russell 1000 Growth Index (an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole). It also compares the returns of the Acquiring Fund for each period with the S&P 500 (an unmanaged index of 500 widely held common stocks weighted by market capitalization). Neither index is available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                                               LIFE OF
                                                                1 YEAR    5 YEARS   10 YEARS    FUND*
Nations Capital Growth Fund Primary A Shares Returns Before
  Taxes                                                         -30.43%   -3.55%     5.88%      6.51%
Nations Marsico Growth Fund Primary A Shares Returns Before
  Taxes                                                         -15.08%    4.05%       n/a      4.05%
------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund Primary A Shares Returns After
  Taxes on Distributions                                        -30.43%   -5.57%     2.98%      3.65%
Nations Marsico Growth Fund Primary A Shares Returns After
  Taxes on Distributions                                        -15.08%    3.97%       n/a      3.97%
------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund Primary A Shares Returns After
  Taxes on Distributions and Sale of Fund Shares                -18.69%   -1.99%     4.85%      5.40%
Nations Marsico Growth Fund Primary A Shares Returns After
  Taxes on Distributions and Sale of Acquiring Fund Shares       -9.26%    3.27%       n/a      3.27%
------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund Investor A Shares Returns Before
  Taxes                                                         -34.61%   -4.96%     5.00%      5.64%
Nations Marsico Growth Fund Investor A Shares Returns Before
  Taxes                                                         -20.15%    2.69%       n/a      2.69%
------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund Investor B Shares Returns Before
  Taxes                                                         -34.51%   -4.73%       n/a      5.28%
Nations Marsico Growth Fund Investor B Shares Returns Before
  Taxes                                                         -20.13%    2.84%       n/a      2.84%
------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund Investor C Shares Returns Before
  Taxes                                                         -31.83%   -4.55%     4.92%      5.54%
Nations Marsico Growth Fund Investor C Shares Returns Before
  Taxes                                                         -16.76%    3.21%       n/a      3.21%
------------------------------------------------------------------------------------------------------
S&P 500 (reflects no deductions for fees, expenses or taxes)    -22.09%   -0.58%       n/a     -0.58%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deductions for fees,
  expenses or taxes)                                            -27.88%   -3.84%     6.70%      7.24%

* The inception date of Nations Capital Growth Fund's Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares is September 30, 1992, October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from the inception of Investor A Shares. The inception date of Nations Marsico Growth Fund's Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares is December 31, 1997. The return for the index shown is from that date.

        NATIONS (ANNUITY) CAPITAL GROWTH PORTFOLIO AND NATIONS (ANNUITY)
                            MARSICO GROWTH PORTFOLIO

     The following bar chart and table show you how the Fund and Acquiring Fund have performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

NATIONS (ANNUITY) CAPITAL GROWTH PORTFOLIO

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

     The bar chart shows you how the performance of the fund has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002
                ----     ----     ----     ----
               18.27%   -11.51%  -11.91%  -30.06%

          BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

        BEST: 4TH QUARTER 2001:          15.61%
        WORST: 2ND QUARTER 2002:         -18.61%

NATIONS (ANNUITY) MARSICO GROWTH PORTFOLIO

YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

     The bar chart shows you how the performance of the fund has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002
                ----     ----     ----     ----
               55.10%   -12.42%  -17.63%  -16.13%

          BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

        BEST: 4TH QUARTER 1999:           36.77%
        WORST: 2ND QUARTER 2001:         -16.31%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

     The table shows the Fund's average annual total return for each period, compared with the Russell 1000 Growth Index (an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole) and the Acquiring Fund's average annual total return for each period, compared with the S&P 500 (an unmanaged index of 500 widely held common stocks weighted by market capitalization)

                                                                                            LIFE OF
                                                              1 YEAR   5 YEARS   10 YEARS    FUND*
---------------------------------------------------------------------------------------------------
Nations (Annuity) Capital Growth Portfolio                    -30.06%    n/a       n/a      -6.71%
Nations (Annuity) Marsico Growth Portfolio                    -16.13%    n/a       n/a       2.84%
---------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deductions or
  expenses)                                                   -27.88%    n/a       n/a      -6.84%
S&P 500 (reflects no deductions for fees or expenses)         -22.09%    n/a       n/a      -3.30%

* The inception date of Nations Marsico Growth Portfolio is March 27, 1998. The return for the index shown is from that date. The inception date of Nations Capital Growth Portfolio is March 27, 1998. The returns for the index shown are from that date.

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

     A fundamental policy is typically an investment limitation or restriction that cannot be changed without shareholder approval. The Funds and their corresponding Acquiring Funds have identical fundamental investment policies and can be found in the Funds' and Acquiring Funds' statements of additional information, which are available to shareholders at no cost by contacting the Funds at the address or toll-free telephone number shown on the front cover of the Proxy/Prospectus.

COMPARISON OF FORMS OF BUSINESS ORGANIZATION

     Nations Capital Growth Fund and Nations Marsico Growth Fund are each series of Nations Funds Trust, which is a Delaware statutory trust. Accordingly, they are governed by identical provisions of Delaware state law and by the same Amended and Restated Declaration of Trust.

     Nations (Annuity) Capital Growth Portfolio and Nations (Annuity) Marsico Growth Portfolio are each series of Nations Separate Account Trust, which is a Delaware statutory trust. Accordingly, they are governed by identical provisions of Delaware state law and by the same Amended and Restated Declaration of Trust.

COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

     The Funds and the Acquiring Funds currently have identical service providers. Immediately after the Reorganizations, these service providers are expected to continue to serve the Acquiring Funds in the capacities indicated below.

     Prior to October 1, 2003 the Funds and the Acquiring Funds had identical service provides, except that the Funds were not served by an investment sub-adviser.

     Service Providers for the Funds and the Acquiring Funds

Investment Adviser                     BACAP
Investment Sub-Adviser:                Marsico Capital for the Funds and Acquiring Funds; no
                                       investment sub-adviser for the Funds prior to October
                                       1, 2003
Distributor                            BACAP Distributors
Administrator                          BACAP Distributors
Sub-Administrator                      The Bank of New York
Custodian                              The Bank of New York
Independent Accountants                PricewaterhouseCoopers LLP

     BACAP serves as the investment adviser for the Funds and the Acquiring Funds. The Funds pay an investment advisory fee of 0.65%, computed daily and paid monthly, to BACAP based on their average daily net assets. The Acquiring Funds pay an investment advisory fee of 0.75%, computed daily and paid monthly, to BACAP based on their average daily net assets. BACAP pays Marsico Capital investment sub-advisory fees from the investment advisory fees it receives from the Funds and Acquiring Funds. Prior to October 1, 2003, the Funds had no investment sub-adviser.

     The investment adviser and/or some of its other service providers for Nations (Annuity) Capital Growth Portfolio have agreed to limit total annual operating expenses to 1.00% until April 30, 2004. If the Reorganization of Nations (Annuity) Capital Growth Portfolio is consummated, there is no agreement in place to limit the total annual operating expenses of its Acquiring Fund. The corresponding Acquiring Fund -- Nations (Annuity) Marsico Growth
Portfolio -- does not have any expense limitations currently in place.

     BACAP is a wholly-owned subsidiary of Bank of America, which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

     Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September

1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

COMPARISON OF PURCHASE, REDEMPTION, DISTRIBUTION AND EXCHANGE POLICIES AND OTHER SHAREHOLDER TRANSACTIONS AND SERVICES

     After the Reorganizations, Fund shareholders will hold shares of the same class of the Acquiring Fund that they held in the Fund prior to the Reorganization. For example, a Fund shareholder who owns Investor A shares will, immediately after the Fund's Reorganization, hold Investor A shares in the corresponding Acquiring Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies as well as other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganizations. No sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganizations.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to Fund shareholders. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/ Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganizations. A Fund shareholder's tax treatment may vary depending upon its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

     Neither Trust has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganizations or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Fund shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences of the Reorganizations to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     The obligation of the Trusts to consummate the Reorganizations is conditioned upon their receipt of an opinion of Morrison & Foerster LLP substantially to the effect that each Reorganization should be treated as a "reorganization" under Section 368(a) of the Code and that each Fund and the corresponding Acquiring Fund should be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to each Reorganization. Provided that the Reorganizations so qualify and the Funds and Acquiring Funds are so treated, for U.S. federal income tax purposes, with respect to each Reorganization, generally:

     - Neither the Fund nor the corresponding Acquiring Fund should recognize any gain or loss as a result of the Reorganization.

     - A Fund shareholder should not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder's Fund shares pursuant to the Reorganization.

     - A Fund shareholder's aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization should equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

     - A Fund shareholder's holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization should include the period during which the shareholder held Fund shares.

However, holders of Nations (Annuity) Capital Growth Portfolio shares through variable annuity and life insurance contracts should not be affected for U.S. federal income tax purposes by the Portfolio's Reorganization, regardless of whether the Reorganization qualifies as a "reorganization" for such purposes.

     The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by each Trust, including representations in a certificate to be delivered by the management of each Trust, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion. In addition, the tax opinion will state that it is not free from doubt. In order for each Reorganization to qualify as a "reorganization" for U.S. federal income tax purposes, among other things, each Acquiring Fund must satisfy a "continuity of business enterprise" requirement. To satisfy this requirement, each Acquiring Fund must either continue to hold a "substantial portion" of the corresponding Fund's historic securities or continue the corresponding Fund's "historic business." Because most of the securities held by the Funds selected by BACAP may be sold in order to reinvest the proceeds of such sales in the securities selected by Marsico Capital, the requirement may only be met if the Acquiring Fund is deemed to continue the historic business of the corresponding Fund. Based upon representations by management of each Trust as to the similarities between each Fund's and the corresponding Acquiring Fund's historic investment objectives, policies and procedures and portfolio overlap and turnover rates, the tax opinion will state that the continuity of business enterprise requirement should be met in the Reorganizations. Nonetheless, as a result of the absence of authority on point, this conclusion is not free from doubt.

     Nations Marsico Growth Fund's ability to use any capital loss carryforwards and, potentially, any unrealized capital losses, once realized in the hands of Nations Marsico Growth Fund, of Nations Capital Growth Fund will be subject to an annual limitation, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the total net asset value of Nations Capital Growth Fund at the time of its Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. As of the date of this Proxy/ Prospectus, the long-term tax-exempt rate is 4.99%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization. While the ability of Nations Marsico Growth Fund to absorb Nations Capital Growth Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, substantially all of Nations Capital Growth Fund's losses may become permanently unavailable as a result of the limitation. In addition, Nations Capital Growth Fund's losses that remain available to Nations Marsico Growth Fund will inure to the benefit to both Nations Capital Growth Fund and Nations Marsico Growth Fund shareholders following the Reorganization. Nations Marsico Growth Fund also has built up, or has the potential to build-up, high levels of unrealized appreciation in its portfolio, which can be expected to be distributed to its shareholders following the disposition by the Fund of appreciated securities. Nations Capital Growth Fund shareholders will participate in such distributions following the Reorganization. Therefore, a Nations Capital Growth Fund shareholder may pay more taxes, or pay taxes sooner, than such Fund shareholder otherwise would if the Reorganization did not occur. As of September 10, 2003, for U.S. federal income tax purposes, Nations Capital Growth Fund had net unrealized losses of approximately $40,109,000 and realized and capital loss carryforwards in the aggregate of approximately $83,587,000.

     Since its formation, each of the Funds and Acquiring Funds believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each of the Funds and Acquiring Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganizations, the Funds generally are required to make or declare one or more distributions of its previously undistributed net investment income and realized capital gains, including capital gains on securities disposed of in connection with the Reorganizations. A Fund shareholder must include any such distributions in such shareholder's taxable income.

     Under the Code, the investments of a segregated asset account, such as the separate accounts of the participating insurance companies in Nations Separate Account Trust, must be "adequately diversified" in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies. After the Reorganization of Nations (Annuity) Capital Growth Portfolio, Nations Separate Account Trust intends that Nations (Annuity) Marsico Growth Portfolio continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the participating insurance companies will be able to continue to treat its interests in Nations (Annuity) Marsico Growth Portfolio as ownership of a pro rata portion of each asset of such Acquiring Fund, so that individual holders of the variable annuity contracts or variable life insurance policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

CAPITALIZATION

     The following table shows the net assets, shares outstanding and net asset value per share of the Funds and Acquiring Funds. This information is generally referred to as "capitalization." The term "pro forma capitalization" means the expected capitalization of the Acquiring Funds after they have combined with their corresponding Funds, i.e., as if the Reorganizations had already occurred.

     This capitalization table is based on figures as of November 3, 2003. The ongoing investment performance and daily share purchase and redemption activity of the Funds and Acquiring Funds affect capitalization. Therefore, the capitalization on the Closing date may vary from the capitalization shown in the following tables.

                       FUND                             NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Nations Capital Growth Fund                          $  107,695,609.79      15,257,039.05           $ 7.06
(Fund A)                                                (Primary A)        (Primary A)            (Primary A)
                                                     $   33,411,994.86       4,846,256.42           $ 6.89
                                                       (Investor A)        (Investor A)          (Investor A)
                                                     $   24,120,582.50       3,884,713.71           $ 6.21
                                                       (Investor B)        (Investor B)          (Investor B)
                                                     $    2,951,432.96         470,097.03           $ 6.28
                                                       (Investor C)        (Investor C)          (Investor C)

Totals:                                              $  168,179,620.11
                                                     =================
Nations Marsico Growth Fund                          $  219,135,613.25      14,322,628.72           $15.30
(Fund B)                                                (Primary A)        (Primary A)            (Primary A)
                                                     $  436,136,484.31      28,760,348.45           $15.16
                                                       (Investor A)        (Investor A)          (Investor A)
                                                     $  175,731,996.36      12,076,834.32           $14.55
                                                       (Investor B)        (Investor B)          (Investor B)
                                                     $  126,119,556.59       8,657,002.25           $14.57
                                                       (Investor C)        (Investor C)          (Investor C)

Totals:                                              $  957,123,650.51
                                                     =================
Nations Marsico Growth Fund Pro Forma                $  326,831,223.04      21,361,557.47           $15.30
Combined Fund                                           (Primary A)        (Primary A)            (Primary A)
(Fund A + Fund B)                                    $  469,548,479.17      30,964,300.89           $15.16
                                                       (Investor A)        (Investor A)          (Investor A)
                                                     $  199,852,578.86      13,734,606.31           $14.55
                                                       (Investor B)        (Investor B)          (Investor B)
                                                     $  129,070,989.55       8,859,571.43           $14.57
                                                       (Investor C)        (Investor C)          (Investor C)

Totals:                                              $1,125,252,733.65
                                                     =================
-----------------------------------------------------------------------------------------------------------------------
Nations (Annuity) Capital Growth Portfolio
(Fund A)                                             $   18,951,341.82      2,187,274.518           $ 8.66
Nations (Annuity) Marsico Growth Portfolio
(Fund B)                                             $   89,110,024.56      6,115,478.615           $14.57
Nations (Annuity) Marsico Growth Portfolio
Pro Forma Combined Fund
(Fund A + Fund B)                                    $  108,061,366.38      7,416,188.417           $14.57
                                                     =================

                                 VOTING MATTERS

GENERAL INFORMATION

     This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meetings by the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trusts also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope;
(2) by phone at the toll-free number on the proxy ballot(s); or (3) by on-line voting at the website printed on the proxy ballot. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting a written notice of revocation addressed to one of the Trusts at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meetings and voting in person.

     Only shareholders of record at the close of business on November 3, 2003 will be entitled to vote at the Meetings. On that date, there were 24,458,106 Nations Capital Growth Fund shares outstanding and entitled to vote, and 2,187,275 Nations (Annuity) Capital Growth Portfolio shares outstanding and entitled to vote. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy ballot is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

SPECIAL NOTE FOR SHAREHOLDERS OF NATIONS (ANNUITY) CAPITAL GROWTH PORTFOLIO

     The Hartford Life Insurance Company and AIG SunAmerica (the "Insurance Companies") are the legal owners of all Fund shares held in the separate account, which is registered as a unit investment trust under the 1940 Act and where the Insurance Companies set aside and invest the assets of certain of its annuity contracts. Accordingly, the Insurance Companies have the right to vote at the Meeting. To the extent required by federal securities laws or regulations, the Insurance Companies will: (i) notify each annuity contract owner ("Owner") of the Meeting if the shares held for that Owner's contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell its Insurance Company how to vote the Fund shares held for such contract; (iii) arrange for the handling and tallying of proxies received from Owners; (iv) vote all Fund shares attributable to such Owner's contract according to instructions received from such Owner, and (iv) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received. The effect of this is that Nations (Annuity) Capital Growth Portfolio is virtually assured of achieving a quorum.

QUORUM

     A quorum is constituted with respect to each Fund by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of the Fund entitled to vote at the Meetings. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve the Reorganization Agreement are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote. Either Fund shareholder Meeting may be adjourned for a reasonable period of time. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

SHAREHOLDER APPROVAL

     The Reorganization Agreement must be approved by a "vote of a majority of the outstanding voting securities" of a Fund, as defined in by the 1940 Act, which means the affirmative vote of the lesser of: a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of Fund shares are present or represented by proxy; or b) more than 50% of the Fund's outstanding shares.

     A vote of the shareholders of the Acquiring Fund is not being solicited, since its approval or consent is not necessary for the Reorganization.

PRINCIPAL SHAREHOLDERS

     The table below shows the name, address and share ownership of each person known to the Trusts to have ownership with respect to 5% or more of a class of the Fund as of November 3, 2003. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trusts to own such shares beneficially is designated by an asterisk.

                                                                                                                    PERCENTAGE
                                                                                                    PERCENTAGE     OF ACQUIRING
                                                                      TOTAL SHARES/   PERCENTAGE      OF FUND       FUND POST
FUND                                   NAME AND ADDRESS                   CLASS        OF CLASS    (ALL CLASSES)     CLOSING
NATIONS CAPITAL GROWTH
FUND
Investor A...............  Mercantile Safe Dep & Trust Co TTEE          279,139.81        5.76%         1.14%           0.17%
                           Case Communications Defined Benefit
                           Plan A/C# 3400306
                           U/A DTD 05/28/1984
                           766 Old Hammonds Ferry Rd
                           Linthicum MD 21090
Investor C...............  E Larry Fonts TTEE FBO                        38,238.10        8.13%         0.15%           0.02%
                           Central Dallas Association
                           Profit Sharing Plan
                           1200 Main St Suite 125
                           Dallas TX 75202
Primary A................  Bank of America NA                         14,547,871.26      95.45%        59.52%           9.13%
                           Attn Funds Accounting (ACI)
                           TX1-945-08-18
                           411 North Akard St
                           Dallas TX 75201-3307
NATIONS MARSICO GROWTH
FUND
Investor A...............  Merrill Lynch, Pierce, Fenner              14,926,799.95      51.92%        23.37%          20.11%
                           & Smith Inc For the Sole Benefit
                           of its Customers
                           Attention Service Team
                           4800 Deer Lake Drive East 3rd Floor
                           Jacksonville FL 32246
Investor B...............  Merrill Lynch, Pierce, Fenner              2,087,056.98       17.25%         3.26%           2.70%
                           & Smith Inc For the Sole Benefit
                           of its Customers
                           Attention Service Team
                           4800 Deer Lake Drive East 3rd Floor
                           Jacksonville FL 32246
Investor C...............  Merrill Lynch, Pierce, Fenner              6,623,336.58       76.70%        10.37%           8.58%
                           & Smith Inc For the Sole Benefit
                           of its Customers
                           Attention: Service Team
                           4800 Deer Lake Drive East 3rd Floor
                           Jacksonville FL 32246

                                                                                                                    PERCENTAGE
                                                                                                    PERCENTAGE     OF ACQUIRING
                                                                      TOTAL SHARES/   PERCENTAGE      OF FUND       FUND POST
FUND                                   NAME AND ADDRESS                   CLASS        OF CLASS    (ALL CLASSES)     CLOSING
Primary A................  Bank of America NA                         12,875,562.50      89.53%        20.16%          17.51%
                           Attn Funds Accounting (ACI)
                           TX1-945-08-18
                           411 North Akard St
                           Dallas TX 75201-3307
Nations (Annuity)
Capital..................  Hartford Life Insurance Company
Growth Portfolio           Separate Account Two                       2,104,973.78         N/A         96.21%          16.87%
                           Attn David Ten Broeck
                           P O Box 2999
                           Hartford CT 06104-2999
Nations (Annuity)          Hartford Life Insurance Company
Marsico Growth Portfolio   Separate Account Two                       4,598,825.04         N/A         75.06%          62.01%
                           Attn David Ten Broeck
                           P O Box 2999
                           Hartford CT 06104-2999

                           Transamerica Life Insurance Co               439,373.96         N/A          7.17%           5.92%
                           Immediate Income Builder
                           4333 Edgewood Rd NE
                           Attn FMD Accounting MS 4410
                           Cedar Rapids IA 52499

                           GE Life and Annuity Assurance Co             782,722.11         N/A         12.77%          10.55%
                           6610 W Broad St
                           Richmond VA 23230

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of November 3, 2003, Bank of America had voting control of 57.86% of Nations Capital Growth Fund's outstanding shares. Accordingly, Bank of America may be considered to "control" Nations Capital Growth Fund. The address of Bank of America is: 411 N. Akard Street, TX1-945-0818, Dallas, TX 75201. Bank of America's control of a Fund is likely to increase the chance that the Fund's shareholders will approve the Reorganization.

     As of November 3, 2003, the officers and Trustees of the Trust as a group did not own more than 1% of any class of the Funds or Acquiring Funds.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     Neither Trust presently holds annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                    ADDITIONAL INFORMATION ABOUT THE TRUSTS

FINANCIAL STATEMENTS

     The audited financial statements and financial highlights for shares of Nations Capital Growth Fund and Nations Marsico Growth Fund for the annual period ended March 31, 2003 are incorporated by reference in their prospectuses or SAI and in the SAI related to this Proxy/Prospectus. The audited financial statements and financial highlights for shares of Nations (Annuity) Capital Growth Portfolio and Nations (Annuity) Marsico Growth Portfolio for the annual period ended December 31, 2002, along with the unaudited financial statements for the semi-annual period ended June 30, 2003, are incorporated by reference in their prospectuses or SAI and in the SAI related to this Proxy/Prospectus.

     The annual financial statements and financial highlights of the Funds and Acquiring Funds have been audited, other than the unaudited subsequent event footnote dated October 14, 2003, by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

LEGAL PROCEEDINGS

     On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading with certain mutual funds in the Nations Funds family (the "Nations Funds"). Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and also "late trading." Nations Funds and the Boards are cooperating fully with the NYAG, the SEC and other regulators in connection with these inquiries.

     On September 8, 2003, the Board's independent trustees announced that they would retain an independent firm to evaluate the extent of any adverse monetary impact to any Nations Fund in which the Nations Funds' adviser permitted a discretionary market-timing agreement. They also announced that they would evaluate whether any additional steps are appropriate to assure Nations Funds shareholders that the Nations Funds are being managed in their best interests. In addition, the independent trustees announced that the Board, with the assistance of the independent firm, will conduct a review of the issues relating to late trading in Nations Funds, consider the results of the review of these issues being conducted by Bank of America Corporation, and take action as appropriate.

     On the same date, Bank of America Corporation announced that, to the extent that the independent trustees, after consultation with the independent firm, determine that Nations Funds shareholders were adversely affected by such discretionary market-timing agreement, the adviser will make appropriate restitution. Appropriate restitution will also be made to the extent that it is determined that Nations Funds shareholders were adversely impacted by any late trading activities. Bank of America Corporation also announced that the adviser will promptly return to Nations Funds that were the subject of a market-timing agreement all management and investment advisory fees it received as a result of such agreement.

     On September 16, 2003, the NYAG announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Nations Funds' distributor and adviser. The complaints allege that this employee played a key role in enabling Canary to engage in "late trading" of shares of Nations Funds and other mutual funds in violation of state and federal law.

     As of October 14, 2003, management is aware that the following lawsuits have been filed in connection with these circumstances:

     - On September 3, 2003, Shirley M. McLain and Keith Nichols, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Bank of America, Nations Funds and Banc of America Capital Management, LLC in the District Court in Denver, Colorado. The suit alleges, among other things, that the defendants violated their fiduciary duty to plaintiffs. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On September 5, 2003, Leann Lin, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Bank of America, N.A., Banc of America Capital Management LLC, Nations Fund Trust and Robert H. Gordon in the U.S. District Court for the Central District of California. The suit alleges, among other things, that the defendants made false and misleading statements in Nations Funds prospectuses in violation of Sections 11, 12(2) and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The action seeks, among other things, compensatory damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On September 8, 2003, Samuel T. Cohen, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Funds, Bank of America Corporation, Banc of America Capital Management LLC, Banc of America Advisors, LLC, Nations Fund, Inc., Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, Ltd. and John Does 1-100 in the U.S. District Court for the Southern District of New York. The suit alleges, among other things, that the defendants made false and misleading statements in Nations Funds prospectuses in violation of Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, compensatory damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On September 8, 2003, Robert Garfield and Robert D. Weiner, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Banc of America Capital Management, LLC, Janus Capital Corporation; Strong Capital Management, Inc., Canary Capital Partners, LLC, Canary Investment Management, LLC and Canary Capital Partners, LTD in the Superior Court of New Jersey. The suit alleges, among other things, that the defendants violated their fiduciary duties, breached contracts and were unjustly enriched. The action seeks, among other things, compensatory damages, restitution and attorneys' fees and costs.

     - On September 9, 2003, John Golisano, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Nations Institutional Reserves Convertible Securities Fund, Nations International Equity Primary Fund, Nations Emerging Markets Fund, Nations Fund Inc. Small Company Fund, Bank of America, N.A., Banc of America Capital Management, LLC, BACAP Distributors, LLC, Stephens Inc., Edward J. Stern, Canary Investment Management, LLC, Canary Capital Partners, Ltd., and Does 1-100 in the U.S. District Court for the District of New Jersey. The suit alleges, among other things, that the defendants violated their fiduciary duty to the plaintiffs in violation of Sections 36(a) and (b) of the Investment Company Act of 1940. The action seeks, among other things, proven damages.

     - On September 12, 2003, James McLain, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Banc of America Advisors, LLC, Banc of America Capital Management, LLC, Nations Funds Trust, Banc of America Securities, LLC and Doe Defendants 1-100 in the North Carolina General Court of Justice, Superior Court Division, Mecklenburg County. The suit alleges, among other things, that the defendants violated their fiduciary duty to the plaintiffs and breached contracts with the plaintiffs. The action seeks, among other things, restitution, punitive damages and attorneys' fees.

     - On September 22, 2003, Robert K. Finnell, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corp., Banc of America Capital Management, LLC, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD, Kenneth D. Lewis, A. Max Walker, Robert H. Gordon and Edward D. Bedard in the United States District Court of the District of New Jersey. The suit alleges, among other things, that the defendants violated Section 36 of the Investment Company Act of 1940, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and common law breach of duty. The action seeks, among other things, the removal of the current trustees of Nations Funds Trust, damages and reasonable attorneys' fees and costs.

     - On September 22, 2003, Roderick L. Rohher, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations

       High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On September 23, 2003, Emanuel Wasserman, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Kenneth D. Lewis, John R. Belk, Charles W. Coker, Frank Dowd IV, Kathleen F. Feldstein, Paul Fulton, Donald E. Guinn, James H. Hance, Jr., Walter E. Massey, C. Steven McMillan, Particia E. Mitchell, Edward L. Romero, O. Temple Sloan, Jr., Meredith R. Spangler, Ronald Townsend, Jacqueline M. Ward, Virgil R. Williams, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, Ltd, Edward
       J. Stern, Charles D. Bryceland, Theodore C. Sihpol, III, Does 1-50 and Bank of America Corporation, in the Superior Court of California, County of Los Angeles. The suit alleges, among other things, that the defendants breached fiduciary duty, wasted corporate assets, aided and abetted breach of fiduciary duty and violated California Corporations Code
       Section 25402 and 255025. The action seeks, among other things, declaratory relief, damages and reasonable attorneys' fees and costs.

     - On September 26, 2003, Margo A. Bode, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Nations Fund, Inc., Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Equities Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Small Company Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations Large Cap Enhanced Core Fund, Nations Large Cap Index Fund, Nations Mid Cap Index Fund, Nations Small Cap Index Fund, Nations LifeGoal Balanced Growth

       Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the District of New Jersey. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934, Sections 36(a) and 36(b) of the Investment Company Act of 1940 and breach of fiduciary duty. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On September 26, 2003, Kathleen A. Sussman and Howard Segal, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC and Canary Capital Partners, Inc., in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On September 30, 2003, A. Duane Wahl, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Equities Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Small Company Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations

       Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Robert H. Gordon, Theodore H. Sihpol, III, Charles
       D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the Southern District of New York. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and
       Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

     - On October 9, 2003, Jean Marie Maggi, individually and as a representative of Angelina Maggi, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Bank of America Corporation, Nations Funds Trust, Banc of America Capital Management, LLC, BACAP Distributors, LLC, Banc of America Securities, LLC, Richard M. DeMartini, Robert H. Gordon, Charles D. Bryceland and Theodore C. Sihpol III, in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants violated various provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940, Section 11 of the Securities Act of 1933 and breached fiduciary duty. The action seeks, among other things, damages and reasonable attorneys' fees and costs.

     - On November 5, 2003, Mary Ann Arnold, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America, N.A., Bank of America Corporation, Nations Funds, William P. Carmichael, BACAP Distributors, LLC and Banc of America Capital Management, LLC, in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants breached fiduciary duty and contract, were unjustly enriched and violated Section 36 of the Investment Company Act of 1940,
       Section 16002 of the California Probate Code and Section 17200 of the California Business and Professions Code. The action seeks, among other things, judgment compelling remedial measures, and damages and reasonable attorneys' fees and costs.

     Additional lawsuits presenting allegations and requests for relief that are not materially different from those described here may be filed against these and related parties in the near future arising out of these circumstances.

OTHER BUSINESS

     The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

     Shareholders may find more information about the Funds and Acquiring Funds in the following documents:

     - Annual and semi-annual reports
       The annual and semi-annual reports contain information about the Funds' investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Funds' and Acquiring Funds' performance during the period.

     - SAI
       The SAI for the Funds and Acquiring Funds contain additional information about the Funds and Acquiring Funds and their permissible investments and policies. The SAI is legally part of their prospectuses (it is incorporated by reference). Copies have been filed with the SEC.

      Shareholders may obtain free copies of these documents, request other information about the Funds or Acquiring Funds and make shareholder inquiries by contacting Nations Funds:

      By telephone:  (800) 321-7854

     By mail:
     Nations Funds
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

      On the Internet:  www.nationsfunds.com

      Information about the Funds and Acquiring Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                                    GLOSSARY

      TERM USED IN PROXY/PROSPECTUS                                DEFINITION
      -----------------------------                                ----------
1933 Act..................................  Securities Act of 1933, as amended
1934 Act..................................  Securities Exchange Act of 1934, as amended
1940 Act..................................  Investment Company Act of 1940, as amended
Acquiring Fund(s).........................  Nations Marsico Growth Fund and/or Nations (Annuity)
                                            Marsico Growth Portfolio
BACAP.....................................  Banc of America Capital Management, LLC
BACAP Distributors........................  BACAP Distributors, LLC
Bank of America...........................  Bank of America, N.A.
Board(s)..................................  The Board(s) of Trustees of a Trust
Closing...................................  Closing of the Reorganization, expected to occur on or about December 12, 2003
Code......................................  Internal Revenue Code of 1986, as amended
Fund(s)...................................  Nations Capital Growth Fund and/or Nations (Annuity)
                                            Capital Growth Portfolio
Meeting(s)................................  The shareholder meeting(s) of the Fund(s) that will be held at 10:00 a.m., Eastern time, on December 5, 2003,
                                            at One Bank of America Plaza, 101 South Tryon Street,
                                            33rd Floor, Charlotte, North Carolina
Nations Funds.............................  The funds that comprise the open-end family of mutual funds advised by BACAP.
Proxy/Prospectus..........................  This Combined Proxy Statement/Prospectus
Reorganization(s).........................  The reorganization(s) of the Fund(s) into the Acquiring
                                            Fund(s) as provided for in the Reorganization Agreement
Reorganization Agreement..................  The Agreement and Plan of Reorganization dated October
                                            8, 2003
S&P 500...................................  Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of 500 widely held common stocks
SAI.......................................  Statement of Additional Information
SEC.......................................  United States Securities and Exchange Commission.
Trust(s)..................................  Nations Funds Trust, a registered investment company and
                                            Delaware statutory trust and/or Nations Separate Account
                                            Trust, a registered investment company and Delaware
                                            statutory trust
Trustees..................................  The trustees of the Boards

                                   APPENDIX B

               EXPENSE SUMMARIES OF THE FUNDS AND ACQUIRING FUNDS

     The following tables describe the current fees and expenses associated with holding Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of September 30, 2003, for each class of the Funds and Acquiring Funds, and (b) show the estimated fees and expenses for the combined Acquiring Funds on a pro forma basis after giving effect to the Reorganizations.

     Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

PRIMARY A SHARES

                                                                                      Pro Forma
                                                                         Nations   Nations Marsico
                                                                         Marsico     Growth Fund
                                                       Nations Capital   Growth      (after the
                                                         Growth Fund      Fund     Reorganization)
                                                       ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases,
  as a % of offering price...........................        none          none          none
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value..............................................        none          none          none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's
  assets)(1)
- Management fees....................................       0.65%         0.75%         0.75%
- Other expenses.....................................       0.38%         0.37%         0.36%
                                                            -----         -----         -----
- Total annual Fund operating expenses...............       1.03%         1.12%         1.11%
                                                            =====         =====         =====

---------------

(1) These fees and expenses and the example below include the Acquiring Fund's portion of the fees and expenses deducted from the assets of the Nations Marsico Growth Master Portfolio.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary A Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Capital Growth Fund                                $105    $328     $569     $1,259
Nations Marsico Growth Fund                                $114    $356     $617     $1,363
Pro Forma Nations Marsico Growth Fund (after the
  Reorganization)                                          $113    $353     $612     $1,352

INVESTOR A SHARES

                                                                                      Pro Forma
                                                                         Nations   Nations Marsico
                                                                         Marsico     Growth Fund
                                                       Nations Capital   Growth      (after the
                                                         Growth Fund      Fund     Reorganization)
                                                       ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases,
  as a % of offering price...........................       5.75%         5.75%         5.75%
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value(1)...........................................        none          none          none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's
  assets)(2)
- Management fees....................................       0.65%         0.75%         0.75%
- Distribution (12b-1) and Shareholder servicing
  fees...............................................       0.25%         0.25%         0.25%
- Other expenses.....................................       0.38%         0.37%         0.36%
                                                            -----         -----         -----
- Total annual Fund operating expenses...............       1.28%         1.37%         1.36%
                                                            =====         =====         =====

---------------

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them.

(2) These fees and expenses and the example below include the Acquiring Fund's portion of the fees and expenses deducted from the assets of the Nations Marsico Growth Master Portfolio.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor A Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Capital Growth Fund                                $698    $958     $1,238   $2,034
Nations Marsico Growth Fund                                $707    $985     $1,283   $2,130
Pro Forma Nations Marsico Growth Fund (after the
  Reorganization)                                          $706    $982     $1,278   $2,119

INVESTOR B SHARES

                                                                                      Pro Forma
                                                                         Nations   Nations Marsico
                                                                         Marsico     Growth Fund
                                                       Nations Capital   Growth      (after the
                                                         Growth Fund      Fund     Reorganization)
                                                       ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases,
  as a % of offering price...........................        none          none          none
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value(1)...........................................       5.00%         5.00%         5.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's
  assets)(2)
- Management fees....................................       0.65%         0.75%         0.75%
- Distribution (12b-1) and Shareholder servicing
  fees...............................................       1.00%         1.00%         1.00%
- Other expenses.....................................       0.38%         0.37%         0.36%
                                                            -----         -----         -----
- Total annual Fund operating expenses...............       2.03%         2.12%         2.11%
                                                            =====         =====         =====

---------------

(1) This charge decreases over time.

(2) These fees and expenses and the example below include the Acquiring Fund's portion of the fees and expenses deducted from the assets of the Nations Marsico Growth Master Portfolio.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor B Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Capital Growth Fund                                $706    $937     $1,293   $2,166
Nations Marsico Growth Fund                                $715    $964     $1,339   $2,261
Pro Forma Nations Marsico Growth Fund (after the
  Reorganization)                                          $714    $961     $1,334   $2,250

If you bought Investor B Shares, you would pay the following expenses if you didn't sell your shares:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Capital Growth Fund                                $206    $637     $1,093   $2,166
Nations Marsico Growth Fund                                $215    $664     $1,139   $2,261
Pro Forma Nations Marsico Growth Fund (after the
  Reorganization)                                          $214    $661     $1,134   $2,250

INVESTOR C SHARES

                                                                                      Pro Forma
                                                                         Nations   Nations Marsico
                                                                         Marsico     Growth Fund
                                                       Nations Capital   Growth      (after the
                                                         Growth Fund      Fund     Reorganization)
                                                       ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases,
  as a % of offering price...........................        none          none          none
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value(1)...........................................       1.00%         1.00%         1.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's
  assets)(2)
- Management fees....................................       0.65%         0.75%         0.75%
- Distribution (12b-1) and Shareholder servicing
  fees...............................................       1.00%         1.00%         1.00%
- Other expenses.....................................       0.38%         0.37%         0.36%
                                                            -----         -----         -----
- Total annual Fund operating expenses...............       2.03%         2.12%         2.11%
                                                            =====         =====         =====

---------------

(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them.

(2) These fees and expenses and the example below include the Acquiring Fund's portion of the fees and expenses deducted from the assets of the Nations Marsico Growth Master Portfolio.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor C Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Capital Growth Fund                                $306    $637     $1,093   $2,358
Nations Marsico Growth Fund                                $315    $664     $1,139   $2,452
Pro Forma Nations Marsico Growth Fund (after the
  Reorganization)                                          $314    $661     $1,134   $2,441

If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares within one year of buying them:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Capital Growth Fund                                $206    $637     $1,093   $2,358
Nations Marsico Growth Fund                                $215    $664     $1,139   $2,452
Pro Forma Nations Marsico Growth Fund (after the
  Reorganization)                                          $214    $661     $1,134   $2,441

                                                                                        Pro Forma
                                                                                    Nations (Annuity)
                                           Nations (Annuity)   Nations (Annuity)      Marsico Growth
                                            Capital Growth      Marsico Growth     Portfolio (after the
                                               Portfolio           Portfolio         Reorganization)
                                           -----------------   -----------------   --------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on
  purchases, as a % of offering price....          none                none                 none
- Maximum deferred sales charge (load) as
  a % of the lower of the original
  purchase price or net asset value......          none                none                 none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the
  Fund's assets)
- Management fees........................         0.65%               0.75%                0.75%
- Other expenses.........................         0.72%               0.40%                0.39%
                                                -------             -------              -------
- Waivers and/or reimbursements(1).......       (0.37)%             (0.00)%              (0.00)%
                                                -------             -------              -------
- Total annual Fund operating expenses...         1.00%               1.15%                1.14%
                                                =======             =======              =======

---------------

(1) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2004. There is no guarantee that this waiver will continue.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above. The waivers and/or reimbursements shown in the table above expire April 30, 2004 and are not reflected in the 3, 5 and 10-year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations (Annuity) Capital Growth Portfolio                 $102    $397     $715     $1,614
Nations (Annuity) Marsico Growth Portfolio                 $117    $365     $633     $1,398
Pro Forma Nations (Annuity) Marsico Growth Portfolio
  (after the Reorganization)                               $116    $362     $628     $1,386

                                   APPENDIX C

          MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUNDS' PERFORMANCE

                          NATIONS MARSICO GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*

     Portfolio Management. Thomas F. Marsico and James A. Hillary are co-Portfolio Managers of Nations Marsico Growth Fund. Mr. Marsico is also Chief Executive Officer of Marsico Capital Management, LLC, investment sub-adviser to the Fund.**

     Investment Objective.  The Fund seeks long-term growth of capital.

     Performance Review. For the 12-month period ended March 31, 2003, Nations Marsico Growth Fund Investor A Shares provided shareholders with a total return of -19.43%.***

     IN THE FOLLOWING INTERVIEW, MR. MARSICO AND MR. HILLARY SHARE THEIR VIEWS ON NATIONS MARSICO GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND THEIR OUTLOOK FOR THE FUTURE.

     Effective May 10, 2002, the Fund changed its name and investment objective, eliminating the slight emphasis on income. The investment philosophy and investment approach are unchanged.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

     Nations Marsico Growth Fund seeks long-term growth of capital. The Fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the Fund holds 30 to 50 securities allocated across a variety of economic sectors and industries. The investment process blends "top-down" macroeconomic analysis with "bottom-up" stock selection. Specific "macro" factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving "fundamentals" (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three "types" of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

---------------

  * The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

 ** On February 1, 2003, Mr. Hillary joined Mr. Marsico as co-portfolio manager of the Fund. Prior to that time, Mr. Marsico was the sole portfolio manager.

*** The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

Source for all statistical data -- Marsico Capital Management, LLC.

THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. INVESTING IN THESE SECURITIES MAY INVOLVE ADDITIONAL RISKS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

     In general terms, the past year has been exceedingly difficult for equity investors. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)&, which we consider to be a good proxy for the performance of large capitalization U.S. stocks, had a total return of -24.75% for the 12-month period ending March 31, 2003. Stock market losses were widespread; of the 10 economic sectors included in the S&P 500 Index, seven registered declines of 20% or more over the course of the year, including information technology and telecommunications services, both of which posted losses of about 33%. U.S. economic activity was far from robust over the reporting period, hobbled by a combination of disappointing corporate earnings, diminished capital spending, a seemingly endless number of accounting and corporate governance-related scandals, and escalated geopolitical concerns. These factors seemed to more than offset some of the more favorable economic factors, including low interest rates, quiescent inflation, continued productivity gains, inventory corrections, and monetary/fiscal stimulus.

HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED?

     For the 12-month period ending March 31, 2003, Nations Marsico Growth Fund (Investor A Shares) had a total return of -19.43%. This return compared favorably to the S&P 500 Index, which had a total return of -24.75%.

WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

     Overall, our view is that the factors cited above -- earnings shortfalls, reduced capital spending activity, corporate accounting scandals, geopolitics -- all exerted a major influence on general equity market performance, as well as our Funds, last year. In our view, geopolitical concerns have dominated the investment landscape over the past three to six months. Earlier in the reporting period, corporate accounting problems and earnings disappointments were more prevalent factors impacting stock prices.

WHAT COMPANIES AND SECTORS WERE FAVORABLE TO FUND PERFORMANCE?&&

     For the 12-month period ending March 31, 2003, there were several primary factors contributing to the Fund's outperformance as compared to the S&P 500
Index:

     The Fund benefited from an overweighted posture in the health care equipment and services industry, with UnitedHealth Group Inc. being a particularly strong individual company performer.

     The Fund's performance was positively impacted by maintaining a generally underweighted (as compared to the S&P 500 Index) posture in information technology. From an industry standpoint, the Fund's relatively modest allocation to hardware and equipment companies was a significant source of added value for the reporting period. Stock selection also helped performance, highlighted by the Fund's investment in Qualcomm Inc. The Fund's underweight position in telecommunications was also a positive for performance.

     In the financial services sector, the Fund's position in SLM Corporation was a notably strong performer over the reporting period.

     The Fund benefited from stock selection in the industrials sector, most notably Ryanair Holdings plc.

---------------

 & The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

&& Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

WHAT INVESTMENT DECISIONS CONTRIBUTED TO PERFORMANCE AND WHICH DECISIONS HINDERED PERFORMANCE?

     As might be discerned from the response to the preceding question, the decisions to be "less aggressive" in sectors such as information technology and telecommunications services positively impacted the Fund's performance over much of the 12 months ended March 31, 2003. In addition, investment results were helped by investments in industrials, health care equipment/services, and select financial services positions.

     The primary detriments to performance over the past 12 months were our underweighted postures in industries such as banking and household/personal products, which were relatively good performers. The Fund's media-related positions, in aggregate, had a negative impact on performance. Omnicom Group declined by more than 30% during the period while it was held in the Fund. This decline offset gains by other media holdings such as Clear Channel Communications. Our stock selection in lodging companies -- notably Four Seasons Hotels -- also detracted from performance.

     In addition, certain software and services companies struggled during the reporting period. These included Cisco Systems, Inc. and Intuit Inc. Retailer Tiffany & Co. was among the worst performing positions in the Fund, declining nearly 30% in the 12-month period.

WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

     The near-term, i.e., the next 30-120 days, is likely to be an extremely difficult period in terms of forecasting stock prices. The corporate profit environment continues, on balance, to be very tough. Relatively few companies offer a high degree of "earnings visibility" and many have abandoned providing earnings guidance altogether. This is largely attributable, in our view, to the high level of uncertainty regarding the war in Iraq and its dampening impact on worldwide economic activity. Areas of continued uncertainty include the human, economic, and financial costs associated with the war. Until there is more clear evidence pointing to a political resolution in Iraq, we think equity markets -- as they have for much of the past several months -- will likely continue to be influenced in significant part by war-related news. In addition, while news about Iraq presently dominates the headlines, there are other serious geopolitical issues to be concerned about, including North Korea and the Middle East. Finally, we think it would be unwise to overlook or discount the potentially negative psychological impact on the capital markets if another major terrorist attack took place on U.S. soil.

     In terms of our market outlook, we have attempted to balance sensitivity to the near-term risks outlined above with a more positive longer-term perspective that incorporates what we consider to be a variety of favorable economic and financial factors. At bottom, we believe that military and political success in Iraq may be achievable. Renewed U.S. diplomacy and leadership in North Korea and the Middle East needs to occur; we believe it will. In addition, we would look for more constructive, cooperative dialogue in the United Nations. These developments, we think, should serve to help remove a good part of the serious overhang of uncertainty that has plagued the stock market for an extended period of time. We believe that this may serve as a major catalyst for improved economic activity, including more vigorous corporate capital spending, better labor markets, and stronger consumer confidence. We believe there is a substantial amount of monetary and fiscal stimulus that is already either "built in" to the economy (e.g., low interest rates, constrained inflation, reduced income taxes) or under serious legislative consideration (e.g., curtailment or elimination of dividend taxation, further income tax reductions). These types of factors have the potential to, at some point, positively impact economic growth. Declining oil prices, which probably are predicated on resolution of the Iraq situation, would likely have a powerful and positive "stimulus" impact that would be rapidly felt throughout the economy.

     In addition, aggregate equity market valuations generally appear reasonable to us, with certain sectors and industries offering quite compelling valuation profiles.

WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THEM?

     In general terms, the Fund's economic sector allocations as of March 31, 2003 favored consumer discretionary, health care, and financial services. We think these types of areas offer a degree of "assured demand" for their services or products that may be relatively independent of geopolitical concerns or economic slow-downs. Within these sectors, there generally is some industry-specific focus. As examples, our consumer discretionary holdings include substantial investments in retailing and media companies. Health care positions favor equipment and services companies, as well as select pharmaceutical and biotechnology companies. In recent months we have been gradually shifting the Fund's aggregate holdings to "tilt" it more toward economically sensitive areas. Again, this is based on our longer-term view that the economy may improve. While we remain cautious towards the overall technology sector, we have selectively increased our weighting in certain software and hardware/equipment companies during the past several months. As of March 31, 2003, the Fund had no investments in several sectors, including energy and materials.

PORTFOLIO BREAKDOWN
(AS A % OF NET ASSETS AS OF 3/31/03)

[PIE CHART]

 3.7%  Lodging and recreation
 3.7%  Household products
 4.4%  Telecommunications services
 4.5%  Networking and telecommunications equipment
 5.2%  Broadcasting and cable
 5.5%  Finance - Miscellaneous
 5.6%  Specialty stores
 6.1%  Software
 7.3%  Pharmaceuticals
10.8%  Health services
43.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------
                                                                              1  UnitedHealth Group Inc.     5.7%
                                                                            -------------------------------------
                                                                              2  SLM Corporation             5.5%
                                                                            -------------------------------------
                                                                              3  Procter & Gamble Company    3.7%
                                                                            -------------------------------------
                                                                              4  Amgen Inc.                  3.6%
                                                                            -------------------------------------
                                                                              5  Nextel Communications,
                                                                                 Inc., Class A               3.5%
                                                                            -------------------------------------
                                                                              6  Citigroup Inc.              3.4%
                                                                            -------------------------------------
                                                                              7  General Electric Company    3.3%
                                                                            -------------------------------------
                                                                              8  Lowe's Companies, Inc.      2.9%
                                                                            -------------------------------------
                                                                              9  Viacom Inc., Class B        2.9%
                                                                            -------------------------------------
                                                                             10  Dell Computer Corporation   2.9%
                                                                            -------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES
                                                                            AND SECURITIES IN WHICH THE FUND MAY
                                                                            INVEST.

                                  PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN GRAPH]

                                                 NATIONS MARISCO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
6/98                                                      12330                       12011                       11771
12/98                                                     13065                       13359                       12858
6/99                                                      14899                       15053                       14451
12/99                                                     19874                       18491                       15564
6/00                                                      18613                       19093                       15498
12/00                                                     16800                       15714                       14148
6/01                                                      14701                       13181                       13202
12/01                                                     13480                       12022                       12468
6/02                                                      13451                        9776                       10828
12/02                                                     11419                        8624                        9713
Mar. 31 2003                                              11736                        8528                        9407

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN GRAPH]

                                                 NATIONS MARISCO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
6/98                                                      13082                       12011                       11771
12/98                                                     13862                       13359                       12858
6/99                                                      15808                       15053                       14451
12/99                                                     21086                       18491                       15564
6/00                                                      19749                       19093                       15498
12/00                                                     17825                       15714                       14148
6/01                                                      15598                       13181                       13202
12/01                                                     14302                       12022                       12468
6/02                                                      14272                        9776                       10828
12/02                                                     12116                        8624                        9713
Mar. 31 2003                                              12452                        8528                        9407


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE
     INCEPTION              NAV**       MOP*
     (12/31/97 through
      3/31/03)              3.54%      2.38%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

TOTAL RETURN
(AS OF 3/31/03)

                                  PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                  ---------      --------------------      --------------------      --------------------
                                                  NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
                                                 -------      -------      -------      -------      -------      -------
Inception date                    12/31/97             12/31/97                  12/31/97                  12/31/97
-------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 -19.20%       -19.43%      -24.07%      -20.01%      -24.01%      -20.06%      -20.86%
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            -17.69%       -17.91%      -19.51%      -18.52%      -19.33%      -18.52%      -18.52%
5 YEARS                              0.11%        -0.04%       -1.21%       -0.77%      -1.17%        -0.76%       -0.76%
SINCE INCEPTION                      3.69%         3.54%        2.38%        2.82%       2.65%         2.84%        2.84%

---------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

                        NATIONS MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT

THOMAS F. MARSICO*,
Marsico Capital Management, LLC

                                  PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 27 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
                                                                           13953                              12698
1999                                                                       18891                              13677
                                                                           18300                              13618
2000                                                                       16544                              12432
                                                                           14599                              11600
2001                                                                       13626                              10955
                                                                           13687                               9514
Dec. 31 2002                                                               11428                               8534

TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                   SINCE
                           1 YEAR     3 YEAR     INCEPTION*
NATIONS MARSICO GROWTH     -16.13%    -15.43%       2.84%
  PORTFOLIO
S&P 500                    -22.09%    -14.54%      -3.30%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2002, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

     For the 12-month period ended December 31, 2002, Nations Marsico Growth Portfolio returned -16.13%, substantially outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), which had a total return of -22.09%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

     This past year can best be summarized, and at some risk understated, as an exceedingly difficult period for many equity investors. None of the ten economic sectors that comprise the S&P 500 Index registered a positive return for the year. The information technology, telecommunications and utilities sectors absorbed declines of 37%, 34% and 30%, respectively. The best-performing sector was consumer staples. Buoyed by gains in the household products industry, the sector declined by a relatively modest 4%.

     In reflecting upon the period while studying the Portfolio's strategic positioning and individual holdings, there were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index. In particular, the Portfolio benefited from investments in the industrials and health care sectors. Companies such as Lockheed Martin Corporation and General Dynamics Corporation outperformed the S&P 500 Index for the period and were among the Portfolio's better-performing individual holdings.

     Throughout the period, performance was positively impacted on two dimensions within the health care sector. The Portfolio maintained an overweighted position, as compared to the S&P 500 Index, in the health care equipment and services industry. This industry outperformed the broad equity market, while the
* Effective February 1, 2003, Nations Marsico Growth Portfolio will be co-managed by Thomas F. Marsico and James A. Hillary.
(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Portfolio's aggregate holdings within the industry helped performance during the period. For example, UnitedHealth Group Inc. rose in price by more than 18% during the period. The Portfolio also made select investments in the pharmaceutical/biotechnology industry, which contributed positively to investment results. Amgen Inc. posted a return of more than 38% during the period.

     The Portfolio had substantial investments in the capital goods industry, which is the largest component of the S&P Industrial sector, with aerospace/defense positions representing the bulk of investments in this area.

     The Portfolio's investment results were helped during the year by generally being underweighted in the information technology sector, particularly by having relatively modest levels of investment in the hardware and equipment industry. In addition, QUALCOMM Inc., a wireless communications company which the Portfolio owned, returned more than 15% for the period.

     The Portfolio maintained substantial holdings within the consumer discretionary sector, with emphasis on retail companies. Holdings in automobile companies, such as Porsche AG and Ford Motor Company, and media companies, such as Clear Channel Communications, Inc. and Cox Communications, were the most significant industry-level holdings that positively impacted performance. Certain financial-related holdings had a positive impact on performance. SLM Corporation ("Sallie Mae") was one of the strongest performing position in the Portfolio, posting a return of more than 24% for the period. Citigroup, Inc. and Lehman Brothers Holdings, however, did not perform well during the period.

     Certain Portfolio holdings in the health care sector hindered performance. These included Baxter International, Quest Diagnostics Inc. and Johnson & Johnson.

     The Portfolio's primary "blemishes" during the period were maintaining generally underweighted positions in the consumer staples sector, particularly the household and personal products industry, as well as positions in the banking industry. The Portfolio's relative lack of exposure to the materials sector also detracted from investment results.

     As of December 31, 2002, the Portfolio's economic sector allocations emphasized consumer-discretionary, financial services and health care companies. The Portfolio's allocation to the information technology sector increased modestly during the fourth quarter.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

     We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

     Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical risks contributed greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since the 1930s. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are experiencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

     On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

offering that pronouncement, we acknowledge that pessimism in the capital markets -- particularly for equities -- is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United States' largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

     In the U.S., interest rates are at 40-year lows. The stimulus or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

     U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

     Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once -- during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall, has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries look quite compelling and include certain consumer-related, health care, financial services and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas look attractive.

     Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

     Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.